UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 8, 2004
                                                  ----------------

                             Warrantech Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-13084                       13-3178732
- ----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)           (IRS Employer
      of Incorporation)                                      Identification No.)


      2200 Highway 121, Suite 100, Bedford, Texas                          76021
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        (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  800-544-9510
- --------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On November 8, 2004 Ronald Glime informed Warrantech Corporation that he will not stand for re-election to the board of directors of Warrantech Corporation for personal reasons.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WARRANTECH CORPORATION

Date: November 9, 2004                     /s/ Richard F. Gavino
                                    By:    ----------------------------
                                    Name:  Richard F. Gavino
                                    Title: Chief Financial Officer
                                           and Executive Vice President